                                                                    Exhibit 32.1

                (Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Roy T. Rimmer, Jr. as Chief Executive Officer of TIMCO Aviation Services, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1. the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  April 12, 2004                                    /s/ Roy T. Rimmer, Jr.
                                                         -----------------------
                                                         Roy T. Rimmer, Jr.
                                                         Chief Executive Officer

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                (Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, C. Robert Campbell, as Executive Vice President and Chief Financial Officer of TIMCO Aviation Services, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002), that to my knowledge:

1. the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  April 12, 2004                                /s/ C. Robert Campbell
                                                     ---------------------------
                                                     C. Robert Campbell
                                                     Executive Vice President
                                                     and Chief Financial Officer